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                                                                      EXHIBIT 32

                                CERTIFICATIONS OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Leap Wireless International, Inc. (the "Company") on Form 10-Q/A for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, S. Douglas Hutcheson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ S. DOUGLAS HUTCHESON
                                          --------------------------------------
                                               S. Douglas Hutcheson
                                          Chief Executive Officer and President

Date: May 24, 2005

      In connection with the Quarterly Report of Leap Wireless International, Inc. (the "Company") on Form 10-Q/A for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dean M. Luvisa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ DEAN M. LUVISA
                                         ---------------------------------------
                                                     Dean M. Luvisa
                                          Vice President, Finance, Treasurer and
                                              Acting Chief Financial Officer

Date: May 24, 2005